Federal Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Tax Status [Line Items]
Federal Income Tax Status	Federal Income Tax Status
The Internal Revenue Service (“IRS”) determined and informed the Company by a letter received on June 30, 2020 confirming the Plan and related trust were designed and operated in accordance with Section 401(a) of the Code and thus exempt from income taxes. The Company believes that the Plan continues to comply with the requirements of the Code. Accordingly, no provisions for income taxes or uncertain tax positions have been included in the accompanying financial statements.
The statute of limitations for examination of the Plan by the IRS is closed for all tax years 2022 and prior. The IRS is not currently examining the Plan.